UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 15, 1999

                          IRWIN HOME EQUITY TRUST
                Asset Backed Certificates, Series 1999-1


New York (governing law of          333-02180      52-2154825
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 15, 1999 a distribution was made to holders of IRWIN HOME
EQUITY TRUST, Asset Backed Certificates, Series 1999-1.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Irwin Home Equity Asset Backed Certificates, Series 1999-1, relating to the June 15,
                                 1999 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IRWIN HOME EQUITY TRUST
                  Asset Backed Certificates, Series 1999-1

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 06/25/1999


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Irwin Home Equity Asset Backed Certificates, Series 1999-1, relating to the June 15, 1999 distribution.